Fifth Third
    Quality Growth VIP Fund

Q. What was the Fund's total return during the six-month period from January 1, 2002 through June 30, 2002?

The fund posted a total return of -20.94% during the six months ended June 30, 2002. That compared with a -20.78% return for the fund's benchmark, the Russell 1000.

Q.     What were conditions like in the stock market during the period?

The U.S. and global economies delivered positive growth, while inflation and interest rates remained low. That scenario caused investors to anticipate a gradual recovery for corporate profits. However, several concerns overshadowed these positive developments and pushed stock prices lower. In particular, investors worried about corporate accounting scandals at many large firms, as well as the threat of further terrorist attacks.

Shares of small and medium-sized companies outperformed their large-cap peers, due to their relatively strong earnings growth and attractive valuations. Value stocks outperformed growth stocks, as investors sought the relative safety of attractively-priced shares.

Q.     How did you manage the Fund in that environment?

We maintained our disciplined strategy of investing in financially sound firms with strong earnings growth prospects when their shares traded at attractive valuations.

The Fund benefited from its position in consumer discretionary stocks, as consumer spending has remained strong throughout the weak economic environment. The Fund also benefited from its exposure to shares of financial services firms, which performed well in the low interest rate environment. The Fund's performance was hurt by its exposure to the technology sector, which continued to suffer during the period. We increased the Fund's weighting in the industrial sector, because we believe such firms will deliver strong earnings growth as the economy continues to recover.

Q.     What stocks benefited the Fund's performance?

The portfolio's best performing stocks included Varco International, Inc. (1.1% of net assets), Wells Fargo Co. (0.3%), First Tennessee National Corp. (0.3%), National Commerce Bancorp. (0.2%) and Exxon Mobil Corp. (0.7%).

Q.     What is your outlook for the economy and the stock market?

The economy and corporate profits should continue to strengthen during the coming months, and we expect to see an increase in corporate spending levels as companies look for ways to boost productivity. We expect stocks to benefit [LOGO]

STEVEN E. FOLKER, CFA
DIRECTOR OF GROWTH EQUITY STRATEGIES.
FIFTH THIRD ASSET MANAGEMENT INC.
VICE PRESIDENT AND TRUST OFFICER
FIFTH THIRD BANK

Fifth Third
   Quality Growth VIP Fund, continued

                                     from those factors. Investors are likely to continue to worry about corporate accounting problems and the threat of terrorism, but we expect these issues to be resolved over time. We will continue to emphasize high-quality, attractively-valued growth stocks with sustainable and above-average earnings growth. In particular, we will look for opportunities in the technology, industrial, financial services and consumer discretionary sectors.

                                       Q.     What were the Fund's top five
                                              holdings on June 30, 2002?

                                     The Fund's top five holdings were: Lowe's
                                     Co., Inc. (4.2% of net assets),
                                     Citigroup, Inc. (3.9%), Bank of New York
                                     Co., Inc. (3.8%), General Electric Co.
                                     (3.5%) and Cisco Systems, Inc. (3.4%).

 FIFTH THIRD QUALITY GROWTH VIP FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS
JUNE 30, 2002
 (UNAUDITED)

                         SECURITY
SHARES                 DESCRIPTION                   VALUE
-------  ----------------------------------------  ----------
COMMON STOCKS -- (92.7%)
         BANKING -- (11.1%)
  2,800  Bank of New York Co., Inc...............  $   94,500
    200  First Tennessee National Corp...........       7,660
  2,500  Mellon Financial Corp...................      78,575
    200  National Commerce Bancorp...............       5,260
  1,800  Northern Trust Corp.....................      79,308
    150  Wells Fargo Co..........................       7,509
                                                   ----------
                                                      272,812
                                                   ----------
         BUSINESS SERVICES -- (4.8%)
  1,200  Cintas Corp.............................      59,316
  1,000  Convergys Corp. (b).....................      19,480
  1,000  Fiserv, Inc. (b)........................      36,710
    100  Paychex, Inc............................       3,129
                                                   ----------
                                                      118,635
                                                   ----------
         COMMUNICATIONS EQUIPMENT -- (0.0%)
    100  JDS Uniphase Corp. (b)..................         267
                                                   ----------
         COMPUTER SOFTWARE & SERVICES -- (4.1%)
  1,500  BEA Systems, Inc. (b)...................      14,265
    150  BMC Software, Inc. (b)..................       2,490
     50  Comverse Technology, Inc. (b)...........         463
  1,300  Microsoft Corp. (b).....................      71,110
    600  Oracle Corp. (b)........................       5,682
    200  Siebel Systems, Inc. (b)................       2,844
    100  SunGard Data Systems, Inc. (b)..........       2,648
    100  Wind River Systems, Inc. (b)............         501
                                                   ----------
                                                      100,003
                                                   ----------
         COMPUTER SYSTEMS & EQUIPMENT -- (4.3%)
  6,000  Cisco Systems, Inc. (b).................      83,700
    300  IBM Corp................................      21,600
    150  Sun Microsystems, Inc. (b)..............         752
                                                   ----------
                                                      106,052
                                                   ----------
         ELECTRONICS -- (15.3%)
    475  ADC Telecommunications, Inc. (b)........       1,088
    100  Agilent Technologies, Inc. (b)..........       2,365
  1,600  Analog Devices, Inc. (b)................      47,520
  2,400  Applied Materials, Inc. (b).............      45,648
  4,000  EMC Corp. (b)...........................      30,200
  1,000  Flextronics International Ltd. (b)......       7,130
  3,300  Intel Corp..............................      60,291
  2,000  Maxim Integrated Products, Inc. (b).....      76,659
     50  PMC Sierra, Inc. (b)....................         464
  3,200  Texas Instruments, Inc..................      75,839
  1,000  Waters Corp. (b)........................      26,700
                                                   ----------
                                                      373,904
                                                   ----------
         ENERGY -- (1.9%)
    400  Exxon Mobil Corp........................      16,368
    100  Schlumberger Ltd........................       4,650
  1,500  Varco International, Inc. (b)...........      26,310
                                                   ----------
                                                       47,328
                                                   ----------
         FINANCIAL SERVICES -- (7.1%)
    500  A.G. Edwards, Inc.......................      19,435
  2,500  Citigroup, Inc..........................      96,875
    175  Freddie Mac.............................      10,710
    100  Merrill Lynch & Co., Inc................       4,050
    100  Schwab (Charles) Corp...................       1,120
    400  Stilwell Financial, Inc.................       7,280
  1,050  T. Rowe Price Group, Inc................      34,524
                                                   ----------
                                                      173,994
                                                   ----------
                         SECURITY
SHARES                 DESCRIPTION                   VALUE
-------  ----------------------------------------  ----------

         FOODS -- (3.3%)
  3,000  Sysco Corp..............................  $   81,660
                                                   ----------
         HEALTH CARE -- (2.2%)
    100  Baxter International, Inc...............       4,445
  1,100  Biomet, Inc.............................      29,832
    400  Guidant Corp. (b).......................      12,092
    200  Medtronic, Inc..........................       8,570
                                                   ----------
                                                       54,939
                                                   ----------
         INSURANCE -- (4.3%)
  1,000  American International Group, Inc.......      68,230
    400  Marsh & McLennan Cos., Inc..............      38,640
                                                   ----------
                                                      106,870
                                                   ----------
         MANUFACTURING -- (11.2%)
    600  Danaher Corp............................      39,810
  3,000  General Electric Co.....................      87,150
  1,000  Harley-Davidson, Inc....................      51,270
  1,000  Illinois Tool Works, Inc................      68,300
    500  Teleflex, Inc...........................      28,575
                                                   ----------
                                                      275,105
                                                   ----------
         MEDIA/PUBLISHING -- (0.4%)
    200  Omnicom Group, Inc......................       9,160
                                                   ----------
         PHARMACEUTICALS -- (9.4%)
    600  Amgen, Inc. (b).........................      25,128
    800  Forest Laboratories, Inc. (b)...........      56,640
  1,500  IDEC Pharmaceuticals Corp. (b)..........      53,175
  1,000  King Pharmaceuticals, Inc. (b)..........      22,250
  1,000  MedImmune, Inc. (b).....................      26,400
  1,100  Pfizer Inc..............................      38,500
    200  Wyeth...................................      10,240
                                                   ----------
                                                      232,333
                                                   ----------
         RETAIL -- (13.2%)
  1,000  American Eagle Outfitters, Inc. (b).....      21,140
  1,500  Home Depot, Inc.........................      55,095
    700  Kohl's Corp. (b)........................      49,056
  2,300  Lowe's Co., Inc.........................     104,420
  1,000  Target Corp.............................      38,100
  1,000  Wal-Mart Stores, Inc....................      55,010
                                                   ----------
                                                      322,821
                                                   ----------
         TELECOMMUNICATIONS -- (0.1%)
  1,400  Broadwing, Inc. (b).....................       3,640
                                                   ----------
         Total Common Stocks.....................   2,279,523
                                                   ----------
INVESTMENT COMPANIES -- (5.0%)
 22,013  Dreyfus Cash Management Money Market
          Fund...................................      22,013
101,034  Federated Prime Value Obligations Money
          Market Fund............................     101,034
                                                   ----------
         Total Investment Companies..............     123,047
                                                   ----------
Total Investments (Cost $2,894,010) (a) --
 97.7%...........................................   2,402,570
Other assets in excess of liabilities -- 2.3%....      56,358
                                                   ----------
NET ASSETS -- 100.0%.............................  $2,458,928
                                                   ==========

------------------------------

(a) Represents cost for financial reporting and federal income tax purposes and differs from market value by unrealized depreciation of securities as follows:

Unrealized appreciation...............  $  28,989
Unrealized depreciation...............   (520,429)
                                        ---------
Net unrealized depreciation...........  $(491,440)
                                        =========

(b)  Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

________________________________________________________________________________

 FIFTH THIRD QUALITY GROWTH VIP FUND
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
JUNE, 30 2002
 (UNAUDITED)

ASSETS:
  Investments, at value (Cost $2,894,010).........  $2,402,570
  Dividends receivable............................       1,695
  Receivable from investment advisor..............      46,048
  Prepaid expenses................................      12,183
                                                    ----------
    Total assets..................................   2,462,496
                                                    ----------
LIABILITIES:
  Payable to custodian............................       3,568
                                                    ----------
    Total liabilities.............................       3,568
                                                    ----------
NET ASSETS:
  Capital.........................................   3,062,792
  Accumulated net investment loss.................      (3,490)
  Accumulated realized losses on investment
   transactions...................................    (108,934)
  Unrealized depreciation of investments..........    (491,440)
                                                    ----------
    Net Assets....................................  $2,458,928
                                                    ==========
  Outstanding units of beneficial interest
   (shares).......................................     376,678
                                                    ==========
  Net asset value -- offering and redemption price
   per share......................................  $     6.53
                                                    ==========

SEE NOTES TO FINANCIAL STATEMENTS.
________________________________________________________________________________

 FIFTH THIRD QUALITY GROWTH VIP FUND
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
(UNAUDITED)

                                                      FOR THE SIX MONTHS
                                                     ENDED JUNE 30, 2002
                                                    ----------------------
INVESTMENT INCOME:
  Dividend income.................................        $   7,040
                                                          ---------
    Total income:.................................            7,040
                                                          ---------
EXPENSES:
  Investment advisory fees........................            6,671
  Administration fees.............................              429
  Accounting fees.................................            7,439
  Audit fees......................................            4,959
  Insurance fees..................................            3,343
  Legal fees......................................           15,519
  Printing costs..................................            2,406
  Transfer agent fees.............................            5,131
  Trustees' fees and expenses.....................            4,926
  Other...........................................            2,861
                                                          ---------
    Total expenses................................           53,684
    Investment advisory fee waived................           (6,671)
    Administrator and affiliates fee waived.......           (5,262)
    Expenses reimbursed by investment advisor.....          (31,221)
                                                          ---------
  Net expenses....................................           10,530
                                                          ---------
  Net investment loss.............................           (3,490)
                                                          ---------
REALIZED/UNREALIZED LOSSES ON INVESTMENTS:
  Net realized losses from investment
   transactions...................................          (40,694)
  Net change in unrealized
   appreciation/depreciation of investments.......         (479,663)
                                                          ---------
    Net realized/unrealized losses on
     investments..................................         (520,357)
                                                          ---------
    Change in net assets resulting from
     operations...................................        $(523,847)
                                                          =========

SEE NOTES TO FINANCIAL STATEMENTS.
________________________________________________________________________________

 FIFTH THIRD QUALITY GROWTH VIP FUND
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                            FOR THE SIX       JANUARY 26,
                                            MONTHS ENDED        2001 TO
                                              JUNE 30,       DECEMBER 31,
                                          2002 (UNAUDITED)     2001 (A)
                                          ----------------  ---------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment loss...................     $   (3,490)      $   (1,026)
  Net realized losses from investment
   transactions.........................        (40,694)         (68,240)
  Net change in unrealized
   appreciation/depreciation of
   investments..........................       (479,663)         (11,777)
                                             ----------       ----------
  Change in net assets resulting from
   operations...........................       (523,847)         (81,043)
                                             ----------       ----------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued...........      2,215,876        1,012,165
  Cost of shares redeemed...............       (146,710)         (17,513)
                                             ----------       ----------
  Change in net assets from capital
   transactions.........................      2,069,166          994,652
                                             ----------       ----------
  Change in net assets..................      1,545,319          913,609
NET ASSETS:
  Beginning of period...................        913,609          --
                                             ----------       ----------
  End of period.........................     $2,458,928       $  913,609
                                             ==========       ==========
SHARE TRANSACTIONS:
  Issued................................        284,232          112,768
  Redeemed..............................        (18,172)          (2,149)
                                             ----------       ----------
  Change in shares......................        266,060          110,619
                                             ==========       ==========

------------------------

(a)  Period from commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.
________________________________________________________________________________

 FIFTH THIRD QUALITY GROWTH VIP FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

    (For a share outstanding throughout each period)

                                           FOR THE SIX      JANUARY 26,
                                           MONTHS ENDED       2001 TO
                                          JUNE 30, 2002    DECEMBER 31,
                                           (UNAUDITED)       2001 (A)
                                          --------------  ---------------
NET ASSET VALUE, BEGINNING OF PERIOD....      $ 8.26          $10.00
                                              ------          ------
INVESTMENT ACTIVITIES:
Net investment loss.....................       (0.01)          (0.01)
Net realized/unrealized losses..........       (1.72)          (1.73)
                                              ------          ------
Total investment activities.............       (1.73)          (1.74)
                                              ------          ------
NET ASSET VALUE, END OF PERIOD..........      $ 6.53          $ 8.26
                                              ======          ======
Total return............................      (20.94%)(b)     (17.40%)(b)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period (000)......      $2,459          $  914
Ratio of expenses to average net
 assets.................................        1.10% (c)       1.10% (c)
Ratio of net investment loss to average
 net assets.............................       (0.36%)(c)      (0.22%)(c)
Portfolio turnover rate.................        8.09%          32.52%

------------------------

(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.

SEE NOTES TO FINANCIAL STATEMENTS.
________________________________________________________________________________

 FIFTH THIRD QUALITY GROWTH VIP FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2002
 (UNAUDITED)

 1.  ORGANIZATION:

    The Variable Insurance Funds (the "Trust") was organized on July 20, 1994, and is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company established as a Massachusetts business trust.

    The Trust is authorized to issue an unlimited number of shares without par value. As of the date of this report, the Trust offered multiple separate series, each with its own investment objective. The accompanying financial statements are for the Fifth Third Quality Growth VIP Fund (the "Fund"). Shares of the Fund are offered to a separate account of Hartford Life Insurance Company, as well as other eligible purchasers.

 2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

    SECURITIES VALUATION--Exchange-listed securities generally are valued at the closing price on the exchange on the day of computation, or, if there have been no sales during such day, at the latest bid quotation. Unlisted securities generally are valued at their latest bid quotation in their principal market. If no such bid is available, then such securities are valued in good faith at their respective fair market values using methods determined by or under the supervision of the Trust's Board of Trustees. Portfolio securities with a remaining maturity of 60 days or less are valued either at amortized cost or original cost plus accrued interest, which approximates current value. Investments in investment companies are valued at their respective net asset values as reported by such companies.

    SECURITIES TRANSACTIONS AND RELATED INCOME--Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

    EXPENSES--Expenses that are directly related to the Fund are charged directly to the Fund, while general Trust expenses are allocated to the Funds of the Trust based on their relative net assets or another appropriate method.

    DIVIDENDS TO SHAREHOLDERS--Dividends from net investment income, if any, are declared and paid monthly for the Fund. Distributable net realized gains, if any are declared and distributed at least annually. Dividends from net investment income and net realized capital gains are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of deferrals of certain losses. These "book/tax" differences are considered to be either temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns and distributions) such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassifications. To the extent these differences exceed net investment income and net realized gains for tax purposes, they are reported as distribution of capital.

    FEDERAL INCOME TAXES--It is the intention of the Fund to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

 3.  PURCHASES AND SALES OF SECURITIES:

    Purchases and sales of portfolio securities (excluding short-term securities) for the period from January 1, 2002, through June 30, 2002, were $3,439,952 and $143,079, respectively.

 4.  RELATED PARTY TRANSACTIONS:

    Investment advisory services are provided to the Fund by Fifth Third Asset Management Inc., (the "Advisor"), a subsidiary of Fifth Third Bancorp. Under the terms of the investment advisory agreement, the Advisor is entitled to receive a fee computed daily at the annual rate of 0.70% of the average daily net assets of the Fund. The Advisor has contractually agreed to

________________________________________________________________________________

 FIFTH THIRD QUALITY GROWTH VIP FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
JUNE 30, 2002
 (UNAUDITED)
    waive fees and reimburse the Fund to limit expenses to 1.10% of the average daily net assets of the Fund.

    BISYS Fund Services Ohio, Inc. ("BISYS Ohio") with which certain officers and trustees of the Trust are affiliated, serves the Trust as Administrator. Such officers and trustees are paid no fees directly by the Trust for serving as officers and trustees of the Trust. Under the terms of the Management and Administration Agreement between BISYS Ohio and the Trust, BISYS Ohio's fees are computed daily at the annual rate of 0.045% of the average daily net assets of the Fund. BISYS Fund Services Limited Partnership ("BISYS") serves, without compensation, as Distributor of the Fund. BISYS Ohio also serves the Fund as Transfer Agent and Fund Accountant. BISYS, an Ohio limited partnership, and BISYS Ohio are subsidiaries of The BISYS Group, Inc.

    The Trust has adopted a Variable Contract Owner Servicing Plan (the "Service Plan") under which the Fund may pay a fee computed daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets of the Fund. A servicing agent may periodically waive all or a portion of its servicing fees. For the period ended June 30, 2002, the Fund did not make any payments pursuant to the Service Plan.

________________________________________________________________________________